EXHIBIT 99.1


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


          Preliminary Structural and Collateral Term Sheet          June 8, 2005


                                  $593,851,000
                                  (Approximate)
                          GSAA Home Equity Trust 2005-8
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates

----------------------------------------------------------------------------------------------------------------------
                                                                           Estimated
                                                Expected                      Avg.       Principal
                     Approximate                 Credit         Initial       Life         Payment      S&P /Moody's
                      Principal     Certificate  Support     Pass-Through     (yrs)      Window (4)       Expected
 Certificates        Balance(1)       Type        (2)         Rate (3)         (4)          (5)           Ratings
----------------------------------------------------------------------------------------------------------------------
      A-1             $332,054,000     Sr        9.10%      LIBOR + [ ]%       1.00    07/05 - 09/07      AAA/Aaa
      A-2             $100,697,000     Sr        9.10%      LIBOR + [ ]%       3.00    09/07 - 07/09      AAA/Aaa
      A-3             $115,840,000     Sr        9.10%      LIBOR + [ ]%       5.65    07/09 - 11/11      AAA/Aaa
      M-1              $20,217,000     Sub       5.75%      LIBOR + [ ]%       4.45    09/08 - 11/11      AA/Aa2
      M-2               $4,828,000     Sub       4.95%      LIBOR + [ ]%       4.41    08/08 - 11/11      AA/Aa3
      M-3               $7,845,000     Sub       3.65%      LIBOR + [ ]%       4.41    08/08 - 11/11       A+/A2
      M-4               $3,319,000     Sub       3.10%      LIBOR + [ ]%       4.41    08/08 - 11/11       A/A3
      B-1               $3,017,000     Sub       2.60%      LIBOR + [ ]%       4.38    07/08 - 11/11      A-/Baa1
      B-2               $3,017,000     Sub       2.10%      LIBOR + [ ]%       4.34    07/08 - 11/11     BBB+/Baa2
      B-3               $3,017,000     Sub       1.60%      LIBOR + [ ]%       4.18    07/08 - 06/11     BBB/Baa3
----------------------------------------------------------------------------------------------------------------------
     Total            $593,851,000
----------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates

----------------------------------------------------------------------------------------------------------------------
      B-4               $4,526,000     Sub        0.85%          [ ]%          3.77    07/08 - 09/10      BB/Ba2
----------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2)      Fully funded overcollateralization of approximately 0.85%.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in June 2035. Selected Mortgage Pool Data (6)

Selected Mortgage Pool Data
---------------------------
-------------------------------------------------------------------------
                                    Aggregate
-------------------------------------------------------------------------
Scheduled Principal Balance:                        $606,691,708
Number of Mortgage Loans:                                  2,161
Average Scheduled Principal Balance:                    $280,746
Interest Only Loans:                                      89.50%
Weighted Average Gross Coupon:                            6.284%
Weighted Average Net Coupon(7):                           6.032%
Weighted Average FICO Score:                                 709
Weighted Average Original LTV Ratio:                      77.79%
Weighted Average Stated Remaining Term
(months):                                                    359
Weighted Average Seasoning (months):                           1
Weighted Average Months to Roll:                              42
Weighted Average Gross Margin:                             2.51%
Weighted Average Initial Rate Cap:                         4.71%
Weighted Average Periodic Rate Cap:                        1.24%
Weighted Average Gross Maximum Lifetime Rate:             12.00%
-------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding, Inc. ("GreenPoint") (75.82%) and Countrywide Home Loans, Inc. ("Countrywide") (24.18%).

o The Mortgage Loans will be serviced by GreenPoint (75.82%) and Countrywide Home Loans Servicing, LP (24.18%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 0.85%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $593,851,000, a term of 46 months beginning on the first Distribution Date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans are classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0508 and on Bloomberg as GSAA 05-8.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:            June 29, 2005

Cut-off Date:                     June 1, 2005

Statistical Calculation Date:     May 1, 2005

Expected Pricing Date:            On or before June 17, 2005

First Distribution Date:          July 25, 2005


Key Terms
---------

Offered Certificates:               Class A, Class M, Class B-1, Class B-2, and
                                    Class B-3 Certificates

Non-Offered  Certificates:          Class B-4 Certificates

LIBOR Certificates:                 Class A, Class M, Class B-1, Class B-2, and
                                    Class B-3 Certificates

Principal Certificates:             Class A, Class M and Class B Certificates

Class A Certificates:               Class A-1, Class A-2 and Class A-3
                                    Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, and Class
                                    M-4 Certificates

Class B Certificates:               Class B-1, Class B-2, Class B-3, and Class
                                    B-4 Certificates

Class R Certificates:               Class R-1 and Class R-2 Certificates

Depositor:                          GS Mortgage Securities Corp.

Subordinate Certificates:           Class M and Class B Certificates

Underwriter:                        Goldman, Sachs & Co.

Servicers:                          GreenPoint and Countrywide

Trustee:                            Deutsche Bank National Trust Company

Custodians:                         Deutsche Bank National Trust Company


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Corridor              Goldman Sachs Capital Markets L.P., as the
Provider:                           cap provider. The short term unsecured debt
                                    obligations of the guarantor of the cap
                                    provider, The Goldman Sachs Group, Inc., are rated "P-1" by Moody's, "A-1" by S&P, and "F1+" by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated "Aa3" by Moody's, "A+" by S&P, and "AA-" by Fitch.

Interest Rate Corridor:             This transaction will have a one-month LIBOR
                                    interest rate corridor available to pay
                                    Basis Risk Carry forward Amounts on all the LIBOR Certificates. The Interest Rate
                                    Corridor will have an initial notional
                                    amount of $593,851,000, for a term of 46 months beginning on the first distribution date.

Servicing Fee:                      25.0 bps; with respect to the Countrywide
                                    Mortgage Loans, increasing to 37.5 bps after the initial interest rate adjustment date.

Distribution Date:                  25th day of the month or the next Business
                                    Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period

Delay Days:                         0 day delay on the Offered Certificates
                                    24 days on the Non-Offered Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis for the LIBOR Certificates
                                    and 30/360 basis for the Non-Offered
                                    Certificates.

Interest Accrual Period:            For the LIBOR Certificates, from the prior
                                    Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current
                                    Distribution Date.

Pricing Prepayment Assumption:      30% CPR

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Principal
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date.

                                    Initial Gross WAC (1):         6.2840%

                                    Less Fees & Expenses (2):      0.2517%
                                                               -----------------
                                    Net WAC (1):                   6.0323%

                                    Less Initial Principal
                                    Certificate Coupon
                                    (Approx.)(1)(3):               3.3804%
                                                               -----------------
                                    Initial Excess Spread (1):     2.6519%

                                     (1)  This amount will vary on each
                                          distribution date based on changes to
                                          the weighted average interest rate on
                                          the Mortgage Loans as well as any
                                          changes in day count.


                                     (2)  Includes the Servicing Fee and any
                                          lender-paid mortgage insurance.


                                     (3)  Assumes 1-month LIBOR equal to
                                          3.1837%, initial marketing spreads and
                                          a 30-day month. This amount will vary
                                          on each distribution date based on
                                          changes to the weighted average
                                          pass-through rates on the Principal
                                          Certificates as well as any changes in
                                          day count.


Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability.

Compensating Interest:              Each Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                    Mortgage Loans during the related Prepayment
                                    Period and (B) half of its aggregate
                                    Servicing Fee received for the related
                                    Distribution Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services and
                                    Moody's Investors Service, Inc.

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   It is anticipated that Class A-1, Class A-2,
                                    Class A-3, Class M-1, Class M-2, Class R-1 and Class R-2 Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

Tax Treatment:                      All Principal Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; the trustee will treat this interest in certain basis risk interest carryover payments for tax purposes as a position in an interest rate cap contract. The Class R-1 and Class R-2
                                    Certificates each represent the residual interest in a REMIC.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.



                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates, the Class R Certificates and the Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the pass-through rate attributable to the WAC Cap will be carried forward with interest at the applicable pass-through rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.85% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.70% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date substantially all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2008; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 18.20%.

--------------------------------------------------------------------------------
      Class      Initial Subordination Percentage    Step-Down Date Percentage
--------------------------------------------------------------------------------
        A                      9.10%                           18.20%
--------------------------------------------------------------------------------
       M-1                     5.75%                           11.50%
--------------------------------------------------------------------------------
       M-2                     4.95%                           9.90%
--------------------------------------------------------------------------------
       M-3                     3.65%                           7.30%
--------------------------------------------------------------------------------
       M-4                     3.10%                           6.20%
--------------------------------------------------------------------------------
       B-1                     2.60%                           5.20%
--------------------------------------------------------------------------------
       B-2                     2.10%                           4.20%
--------------------------------------------------------------------------------
       B-3                     1.60%                           3.20%
--------------------------------------------------------------------------------
       B-4                     0.85%                           1.70%
--------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


--------------------------------------------------------------------------------
     Distribution Date           Cumulative Realized Loss Percentage:
--------------------------------------------------------------------------------
   July 2007 - June 2008   0.500% for the first month, plus an additional 1/12th
                                    of 0.500% for each month thereafter
--------------------------------------------------------------------------------
   July 2008 - June 2009   1.000% for the first month, plus an additional 1/12th
                                    of 0.500% for each month thereafter
--------------------------------------------------------------------------------
   July 2009 - June 2010   1.500% for the first month, plus an additional 1/12th
                                    of 0.250% for each month thereafter
--------------------------------------------------------------------------------
   July 2010 - June 2011   1.750% for the first month, plus an additional 1/12th
                                    of 0.050% for each month thereafter
--------------------------------------------------------------------------------
 July 2011 and thereafter                        1.800%
--------------------------------------------------------------------------------

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the related Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the LIBOR Certificates and on a 30/360 day basis with respect to the Non-Offered Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable pass-through rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

   (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

   (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

   (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates and the Class R Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) first concurrently to the Class R-1 and Class R-2 Certificates, until their respective Class Certificate Balances have been reduced to zero;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(b) to the Class A Certificates, sequentially, in ascending numerical order, the Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (b) will be distributed in the following order of priority:

       (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until their respective certificate principal balances have been reduced to zero; and

       (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until their respective certificate principal balances have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, to the Class A Certificates, sequentially, in ascending numerical order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

       (i) to the Class M Certificates, sequentially, in ascending numerical order, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their respective certificate principal balance of such class has been reduced to zero,

       (ii) to the Class B Certificates, sequentially, in ascending numerical order, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their respective certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

   (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

   (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

   (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates pro rata based on their respective certificate principal balances,

   (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

   (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2 and Class A-3 Certificates up to their respective unpaid Basis Risk Carry Forward Amount (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) from any remaining Interest Rate Corridor Payments from the Interest Rate Corridor Agreement, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the pooling and servicing agreement.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

       (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the related Servicer for the related servicer remittance date,

       (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

       (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

       (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

       (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

       (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under "Interest Distributions on the Principal Certificates" and "Principal Distributions on the Principal Certificates and the Class R Certificates" above.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Servicing Fee and any lender-paid mortgage insurance) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered and Non-Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 81.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

of the Class M-4 Certificates immediately prior to such Distribution Date, over
(y) the lesser of: (A) the product of (i) 93.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution
Date), and (I) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)
--------------------------------------------------------

 Product           No Penalty   1-12 Months   13-24 Months    25-36 Months    37-48 Months     49-60 Months         Total
--------------    ------------   ----------   ------------     -----------   -------------    -------------    -------------
10 Year ARM         $1,602,540     $650,000             $0        $456,000              $0               $0       $2,708,540
2 Year ARM         $10,393,905           $0             $0      $6,116,935        $355,000         $161,100      $17,026,940
3 Year ARM        $303,547,357   $6,390,078        $24,182     $102,242,768     $2,926,812       $3,368,033     $418,499,230
5 Year ARM        $136,507,712   $9,170,199             $0     $20,021,152        $224,800       $1,414,935     $167,338,798
7 Year ARM            $701,500           $0             $0        $416,700              $0               $0       $1,118,200
--------------    ------------   ----------   ------------     -----------   -------------    -------------    -------------
TOTAL(2)          $452,753,015   $16,210,277       $24,182     $129,253,554     $3,506,612       $4,944,068     $606,691,708
==============    ============   ===========  ============     ============  =============    =============     ============

 Product         No Penalty     1-12 Months   13-24 Months    25-36 Months   37-48 Months     49-60 Months
--------------   ----------     -----------   ------------    ------------   -------------    -------------
10 Year ARM           0.26%          0.11%          0.00%           0.08%           0.00%           0.00%
2 Year ARM            1.71%          0.00%          0.00%           1.01%           0.06%           0.03%
3 Year ARM           50.03%          1.05%          0.00%          16.85%           0.48%           0.56%
5 Year ARM           22.50%          1.51%          0.00%           3.30%           0.04%           0.23%
7 Year ARM            0.12%          0.00%          0.00%           0.07%           0.00%           0.00%
--------------    ---------     ----------    -----------     -----------   -------------    ------------
TOTAL(2)             74.63%          2.67%          0.00%          21.30%           0.58%           0.81%
==============    =========     ==========    ===========     ===========   =============    =============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)  Columns may not add up due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
o   The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o All forward curves - 1-month, 6-month, 1 year forward LIBOR are as of close on June 6, 2005
o   33% loss severity, 100% advancing of principal and interest
o   There is a 6-month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o   All Offered Certificates are priced at par
o   Based on preliminary spreads and balances


--------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss         Libor Flat               0% Return
--------------------------------------------------------------------------------------------------------------
    Class M-1       CDR (%)                            13.26                    13.39                   14.53
                    Yield (%)                         4.5138                   4.0874                  0.0389
                    WAL (years)                         4.74                     4.74                    4.53
                    Modified
                    Duration                            4.25                     4.25                    4.25
                    Principal Window           Mar10 - Mar10            Mar10 - Mar10           Feb10 - Feb10
                    Principal
                    Writedown              26,925.11 (0.13%)       474,895.12 (2.35%)   4,153,508.51 (20.54%)
                    Total Collat
                    Loss               50,318,116.36 (8.34%)    50,737,496.93 (8.41%)   54,063,712.67 (8.96%)
--------------------------------------------------------------------------------------------------------------
    Class M-2       CDR (%)                            11.79                    11.81                   12.12
                    Yield (%)                         4.4444                   4.1699                  0.0467
                    WAL (years)                         4.91                     4.91                    4.78
                    Modified
                    Duration                            4.38                     4.38                    4.37
                    Principal Window           May10 - May10            May10 - May10           Apr10 - Apr10
                    Principal
                    Writedown              35,378.67 (0.73%)       107,117.21 (2.22%)   1,053,190.31 (21.81%)
                    Total Collat
                    Loss               45,994,770.30 (7.62%)    46,062,086.08 (7.63%)   46,848,031.41 (7.76%)
--------------------------------------------------------------------------------------------------------------
    Class M-3       CDR (%)                             9.56                     9.63                   10.07
                    Yield (%)                         4.7205                   4.1242                  0.0765
                    WAL (years)                         5.16                     5.15                    4.96
                    Modified
                    Duration                            4.55                     4.56                    4.55
                    Principal Window           Aug10 - Aug10            Aug10 - Aug10           Jul10 - Jul10
                    Principal
                    Writedown              15,251.01 (0.19%)       282,264.67 (3.60%)   1,831,696.13 (23.35%)
                    Total Collat
                    Loss               38,900,482.44 (6.45%)    39,151,729.46 (6.49%)   40,515,440.27 (6.71%)
--------------------------------------------------------------------------------------------------------------
    Class M-4       CDR (%)                             8.67                     8.70                    8.88
                    Yield (%)                         4.7904                   4.1878                  0.0693
                    WAL (years)                         5.24                     5.24                    5.17
                    Modified
                    Duration                            4.61                     4.62                    4.67
                    Principal Window           Sep10 - Sep10            Sep10 - Sep10           Sep10 - Sep10
                    Principal
                    Writedown               3,646.54 (0.11%)       120,440.84 (3.63%)     819,992.65 (24.71%)
                    Total Collat
                    Loss               35,848,190.75 (5.94%)    35,958,778.94 (5.96%)   36,620,499.07 (6.07%)
--------------------------------------------------------------------------------------------------------------
    Class B-1       CDR (%)                             7.89                     7.93                    8.09
                    Yield (%)                         5.1871                   4.2930                  0.1661
                    WAL (years)                         5.32                     5.32                    5.23
                    Modified
                    Duration                            4.61                     4.62                    4.66
                    Principal Window           Oct10 - Oct10            Oct10 - Oct10           Oct10 - Oct10
                    Principal
                    Writedown              24,780.38 (0.82%)       184,339.09 (6.11%)     820,863.42 (27.21%)
                    Total Collat
                    Loss               33,107,837.56 (5.49%)    33,258,807.56 (5.51%)   33,861,098.47 (5.61%)
--------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

--------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss         Libor Flat               0% Return
--------------------------------------------------------------------------------------------------------------
    Class B-2       CDR (%)                             7.13                     7.17                    7.33
                    Yield (%)                         5.2096                   4.3045                  0.0855
                    WAL (years)                         5.41                     5.40                    5.28
                    Modified
                    Duration                            4.66                     4.67                    4.71
                    Principal Window           Nov10 - Nov10            Nov10 - Nov10           Nov10 - Nov10
                    Principal
                    Writedown              40,865.78 (1.35%)       204,555.85 (6.78%)     857,727.27 (28.43%)
                    Total Collat
                    Loss               30,358,480.21 (5.03%)    30,513,049.34 (5.06%)   31,129,677.52 (5.16%)
--------------------------------------------------------------------------------------------------------------
    Class B-3       CDR (%)                             6.40                     6.46                    6.61
                    Yield (%)                         5.6707                   4.2441                  0.0212
                    WAL (years)                         5.49                     5.47                    5.31
                    Modified
                    Duration                            4.65                     4.66                    4.70
                    Principal Window           Dec10 - Dec10            Dec10 - Dec10           Dec10 - Dec10
                    Principal
                    Writedown              42,404.69 (1.41%)      302,084.47 (10.01%)     944,096.32 (31.29%)
                    Total Collat
                    Loss               27,642,577.76 (4.58%)    27,879,788.67 (4.62%)   28,471,134.36 (4.72%)
--------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR and one-year LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.
 Distribution


 Distribution                 Available      Effective                  Distribution                Available      Effective
    Period     Distribution   Funds Cap    Available Funds                 Period     Distribution  Funds Cap   Available Funds
   (months)        Date          (%)           Cap (%)                    (months)       Date          (%)           Cap (%)
-------------  ------------- ----------- -------------------          --------------- ------------- ----------- ----------------
      1          25-Jul-05     7.02959        10.00000                       48        25-Jun-09     10.12676       10.12676
      2          25-Aug-05     5.89753        10.00000                       49        25-Jul-09     10.46764       10.46764
      3          25-Sep-05     5.89937        10.00000                       50        25-Aug-09     10.13329       10.13329
      4          25-Oct-05     6.09798        10.00000                       51        25-Sep-09     10.13669       10.13669
      5          25-Nov-05     5.90323        10.00000                       52        25-Oct-09     10.47821       10.47821
      6          25-Dec-05     6.10209        10.00000                       53        25-Nov-09     10.14381       10.14381
      7          25-Jan-06     5.90734        10.00000                       54        25-Dec-09     10.48577       10.48577
      8          25-Feb-06     5.90949        10.00000                       55        25-Jan-10     10.15135       10.15135
      9          25-Mar-06     6.54511        10.00000                       56        25-Feb-30     10.15615       10.15615
      10         25-Apr-06     5.91400        10.00000                       57        25-Mar-10     11.32331       11.32331
      11         25-May-06     6.11357        10.00000                       58        25-Apr-10     10.28394       10.28394
      12         25-Jun-06     5.91879        10.00000                       59        25-May-10     11.29205       11.29205
      13         25-Jul-06     6.11868        10.00000                       60        25-Jun-10     11.69836       11.69836
      14         25-Aug-06     5.92390        10.00000                       61        25-Jul-10     12.09297       12.09297
      15         25-Sep-06     5.92658        10.00000                       62        25-Aug-10     11.70754       11.70754
      16         25-Oct-06     6.12698        10.00000                       63        25-Sep-10     11.71233       11.71233
      17         25-Nov-06     5.93219        10.00000                       64        25-Oct-10     12.11376       12.11376
      18         25-Dec-06     6.13296        10.00000                       65        25-Nov-10     11.73686       11.73686
      19         25-Jan-07     5.93816        10.00000                       66        25-Dec-10     12.14111       12.14111
      20         25-Feb-07     5.94129        10.00000                       67        25-Jan-11     11.76248       11.76248
      21         25-Mar-07     6.58143        10.00000                       68        25-Feb-31     11.77592       11.77592
      22         25-Apr-07     5.94785        10.00000                       69        25-Mar-11     13.05299       13.05299
      23         25-May-07     6.15011        10.00000                       70        25-Apr-11     11.80413       11.80413
      24         25-Jun-07     6.03904        10.00000                       71        25-May-11     12.21290       12.21290
      25         25-Jul-07     6.24423        10.00000                       72        25-Jun-11     11.83423       11.83423
      26         25-Aug-07     6.04668        10.00000                       73        25-Jul-11     12.24503       12.24503
      27         25-Sep-07     6.05068        10.00000                       74        25-Aug-11     11.86635       11.86635
      28         25-Oct-07     6.25664        10.00000                       75        25-Sep-11     11.88321       11.88321
      29         25-Nov-07     6.05923        10.00000                       76        25-Oct-11     12.29733       12.29733
      30         25-Dec-07     6.29481        10.00000                       77        25-Nov-11     11.91865       11.91865
      31         25-Jan-08     6.09634        10.00000                       78        25-Dec-11     12.33517       12.33517
      32         25-Feb-08     6.25977        10.00000                       79        25-Jan-12     11.95650       11.95650
      33         25-Mar-08     6.76674        10.00000                       80        25-Feb-32     11.97639       11.97639
      34         25-Apr-08     6.36748        10.00000                       81        25-Mar-12     12.82432       12.82432
      35         25-May-08     9.67685        10.00000                       82        25-Apr-12     12.01821       12.01821
      36         25-Jun-08     9.41499        10.00000                       83        25-May-12     12.44687       12.44687
      37         25-Jul-08     9.73969        10.00000                       84        25-Jun-12     12.07247       12.07247
      38         25-Aug-08     9.34737        10.00000                       85        25-Jul-12     12.49921       12.49921
      39         25-Sep-08     9.35993        10.00000                       86        25-Aug-12     12.12036       12.12036
      40         25-Oct-08     9.67834        10.00000                       87        25-Sep-12     12.14555       12.14555
      41         25-Nov-08     9.92832        10.00000                       88        25-Oct-12     12.57735       12.57735
      42         25-Dec-08     10.28843       10.28843                       89        25-Nov-12     12.19861       12.19861
      43         25-Jan-09     9.95935        10.00000                       90        25-Dec-12     12.63409       12.63409
      44         25-Feb-09     9.96231        10.00000                       91        25-Jan-13     12.25545       12.25545
      45         25-Mar-09     11.03302       11.03302                       92        25-Feb-33     12.28539       12.28539
      46         25-Apr-09     9.96838        10.00000                       93        25-Mar-13     13.63600       13.63600
      47         25-May-09     10.44913       10.44913                       94        25-Apr-13     12.34850       12.34850


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution                                  Effective
   Period      Distribution   Available       Available
  (months)         Date      Funds Cap (%)   Funds Cap (%)
------------- -------------- -------------- --------------
      95         25-May-13      12.79449        12.79449
      96         25-Jun-13      12.41623        12.41623
      97         25-Jul-13      12.86701        12.86701
      98         25-Aug-13      12.48897        12.48897
      99         25-Sep-13      12.52735        12.52735
     100         25-Oct-13      12.98606        12.98606
     101         25-Nov-13      12.60843        12.60843
     102         25-Dec-13      13.07297        13.07297
     103         25-Jan-14      12.69570        12.69570
     104         25-Feb-34      12.74182        12.74182
     105         25-Mar-14      14.16002        14.16002
     106         25-Apr-14      12.83942        12.83942
     107         25-May-14      13.32077        13.32077
     108         25-Jun-14      12.94473        12.94473
     109         25-Jul-14      13.43385        13.43385
     110         25-Aug-14      13.05847        13.05847
     111         25-Sep-14      13.11877        13.11877
     112         25-Oct-14      13.62088        13.62088
     113         25-Nov-14      13.24676        13.24676
     114         25-Dec-14      13.75854        13.75854
     115         25-Jan-15      13.38547        13.38547
     116         25-Feb-35      13.45919        13.45919
     117         25-Mar-15      14.98631        14.98631
     118         25-Apr-15      13.61612        13.61612
     119         25-May-15      14.18395        14.18395
     120         25-Jun-15      13.81535        13.81535


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                $606,691,708
Number of Mortgage Loans:                                          2,161
Average Scheduled Principal Balance:                            $280,746
Interest Only Loans:                                              89.50%
Weighted Average Gross Coupon:                                    6.284%
Weighted Average Net Coupon: (2)                                  6.032%
Weighted Average FICO Score:                                         709
Weighted Average Original LTV Ratio:                              77.79%
Weighted Average Stated Remaining Term (months):                     359
Weighted Average Seasoning (months):                                   1
Weighted Average Months to Roll:                                      42
Weighted Average Gross Margin:                                     2.51%
Weighted Average Initial Rate Cap:                                 4.71%
Weighted Average Periodic Rate Cap:                                1.24%
Weighted Average Gross Maximum Lifetime Rate:                     12.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                    Distribution by Current Principal Balance

                                             Pct.
                                             Of                                  l
                                             Pool      Weighted  Weighted            Weighted  Weighted
                       Number                By        Avg.      Avg.     Avg.         Avg.      Avg.     Pct.      Pct.
 Current Principal     Of        Principal   Principal Gross     Current  Principal  Original  Combined   Full     Owner
      Balance          Loans     Balance     Balance   Coupon    FICO     Balance     LTV       LTV        Doc    Occupied
-------------------- --------- ------------ ---------- -------- --------- ---------- --------- --------- ------- ---------
 $50,000 & Below            38   $1,475,841       0.24%   6.796%      715    $38,838     76.42%    88.50%  41.24%    9.83%

 $50,001 - $75,000          69    4,477,674       0.74    6.703       721    64,894      78.03     88.86   37.82     12.20

 $75,001 - $100,000        130   11,597,495       1.91    6.588       714    89,212      77.96     89.10   38.54     22.54
 $100,001 -
 $125,000                  189   21,328,888       3.52    6.570       718    112,851     78.21     89.58   34.47     34.51
 $125,001 -
 $150,000                  178   24,578,610       4.05    6.465       722    138,082     79.04     90.03   40.33     34.09
 $150,001 -
 $200,000                  358   62,653,036      10.33    6.410       715    175,008     78.31     89.32   29.88     43.56
 $200,001 -
 $250,000                  249   55,626,277       9.17    6.394       709    223,399     78.55     88.34   21.71     54.52
 $250,001 -
 $300,000                  187   51,226,665       8.44    6.373       706    273,939     79.00     88.74   13.83     66.54
 $300,001 -
 $350,000                  132   42,737,028       7.04    6.324       708    323,765     78.47     89.46   14.44     66.61
 $350,001 -
 $400,000                  164   62,037,376      10.23    6.156       713    378,277     79.00     88.07   42.32     75.06
 $400,001 -
 $450,000                  116   49,316,996       8.13    6.265       701    425,147     78.80     88.89   51.09     84.68
 $450,001 -
 $500,000                   91   43,328,252       7.14    6.220       708    476,135     78.79     89.22   31.67     84.51
 $500,001 -
 $550,000                   57   29,976,114       4.94    6.016       718    525,897     77.94     89.33   34.95     96.52
 $550,001 -
 $600,000                   63   36,346,463       5.99    6.224       700    576,928     78.54     87.67   41.50     93.76
 $600,001 -
 $650,000                   59   37,660,582       6.21    6.139       705    638,315     76.16     87.42   50.84     86.34
 $650,001 -
 $700,000                   15   10,121,657       1.67    6.031       719    674,777     77.34     82.07   46.60    100.00
 $700,001 -
 $750,000                   16   11,653,273       1.92    6.213       700    728,330     76.95     87.70   62.41     81.03
 $750,001 -
 $800,000                   11    8,507,098       1.40    6.165       698    773,373     76.23     83.98   63.15     72.96
 $800,001 -
 $850,000                    7    5,718,125       0.94    5.945       691    816,875     76.95     84.17   57.03     85.54
 $850,001 -
 $900,000                    3    2,700,000       0.45    6.625       699    900,000     70.00     80.83  100.00     66.67
 $900,001 -
 $950,000                    3    2,777,750       0.46    5.839       681    925,917     71.95     78.60  100.00    100.00
 $950,001 -
 $1,000,000                 12   11,815,673       1.95    6.075       710    984,639     66.90     81.79   75.33     74.82
 $1,000,001 -
 $1,500,000                 12   14,974,586       2.47    6.190       703  1,247,882     70.86     76.46   58.25     86.03

 $1,500,001 & Above          2    4,056,250       0.67    6.499       719  2,028,125     67.14     67.14  100.00     57.29
-------------------- --------- ------------ ---------- -------- --------- ---------- --------- --------- ------- ---------
 Total:                2,161   $606,691,708     100.00%   6.284%      709   $280,746     77.79%    87.86%  37.21%    69.06%
==================== ========= ============ ========== ======== ========= ========== ========= ========= ======= =========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                       Pct.
                                       Of
                                       Pool        Weighted   Weighted               Weighted   Weighted
                Number                 By          Avg.       Avg.        Avg.        Avg.       Avg.       Pct.       Pct.
 Current        Of         Principal   Principal   Gross      Current     Principal  Original   Combined   Full       Owner
   Rate         Loans      Balance     Balance     Coupon      FICO       Balance      LTV        LTV       Doc      Occupied
-------------- --------- ------------ ----------- ---------- --------- ----------- ---------- ---------  ---------- ---------
 4.51 - 5.00%    17        $8,818,062     1.45%      4.955%     695       $518,710    75.79%     82.83%     79.44%     85.52%
 5.01 - 5.50%   127        47,654,341     7.85       5.405      712        375,231    77.54      87.38      57.56      88.06
 5.51 - 6.00%   579       196,872,001    32.45       5.843      712        340,021    77.08      87.36      44.63      87.04
 6.01 - 6.50%   632       163,908,498    27.02       6.325      711        259,349    78.04      87.79      34.09      68.81
 6.51 - 7.00%   534       128,627,416    21.20       6.794      705        240,875    78.44      88.65      28.43      52.54
 7.01 - 7.50%   221        46,482,020     7.66       7.277      704        210,326    77.89      89.36      17.59      28.90
 7.51 - 8.00%    45        12,550,370     2.07       7.717      702        278,897    79.18      87.92      22.54      22.38
 8.01 - 8.50%     5         1,225,500     0.20       8.307      695        245,100    89.68      89.68       0.00      76.76
 8.51 - 9.00%     1           553,500     0.09       8.750      666        553,500    90.00      90.00       0.00     100.00
-------------- --------- ------------ ----------- ---------- --------- ----------- ---------- ---------  ---------- ---------
 Total:       2,161      $606,691,708   100.00%      6.284%     709       $280,746    77.79%     87.86%     37.21%      69.06%
============== ========= ============ =========== ========== ========= =========== ========== =========  ========== =========

                              Distribution by FICO

                                      Pct.
                                      Of
                                      Pool       Weighted   Weighted              Weighted   Weighted
              Number                  By         Avg.       Avg.       Avg.       Avg.       Avg.        Pct.       Pct.
              Of         Principal    Principal  Gross      Current    Principal  Original   Combined    Full       Owner
   Fico        Loans     Balance      Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
------------- --------- ------------ ----------- ---------- --------- ----------- ---------- ---------  ---------- ---------
 800 - 819    30         $9,052,158     1.49%     6.250%     806       $301,739    78.80%     88.77%     37.93%     75.78%
 780 - 799    116        24,666,697     4.07      6.214      788        212,644    79.20      90.45      42.82      46.65
 760 - 779    188        51,663,311     8.52      6.253      770        274,805    77.87      89.25      39.36      65.21
 740 - 759    226        61,597,010    10.15      6.263      750        272,553    77.80      89.05      46.78      56.83
 720 - 739    291        75,207,278    12.40      6.192      728        258,444    78.76      89.89      29.39      64.95
 700 - 719    414       117,122,612    19.31      6.289      709        282,905    78.17      90.19      37.26      67.49
 680 - 699    388       110,558,016    18.22      6.287      689        284,943    78.04      87.56      33.98      69.53
 660 - 679    282        82,780,619    13.64      6.436      670        293,548    76.96      85.85      28.14      76.76
 640 - 659    180        58,448,932     9.63      6.294      650        324,716    75.89      82.19      45.01      83.99
 620 - 639     45        14,945,074     2.46      6.180      633        332,113    77.34      81.23      60.41      92.81
 NA             1           650,000     0.11      5.375       NA        650,000    64.20      64.20     100.00     100.00
------------- --------- ------------ ----------- ---------- --------- ----------- ---------- ---------  ---------- ---------
 Total:    2,161       $606,691,708  100.00%      6.284%     709       $280,746    77.79%     87.86%     37.21%     69.06%
============== ========= ============ =========== ========== ========= =========== ========== =========  ========== =========


                          Distribution by Original LTV

                                          Pct.
                                          Of                                      l
                                          Pool      Weighted   Weighted             Weighted   Weighted
                  Number                  By        Avg.       Avg.       Avg.      Avg.       Avg.      Pct.       Pct.
                  Of         Principal    Principal Gross      Current    Principa  Original   Combined  Full       Owner
 Original LTV     Loans       Balance     Balance   Coupon      FICO      Balance     LTV       LTV        Doc      Occupied
---------------- ------ ------------ ----------- ---------- --------- ----------- ---------- ---------  ---------- ---------
40.00% &  Below      11     $1,723,705     0.28%     6.028%     690       $156,700   35.45%     37.88%     0.58%     64.22%
 40.01 -  50.00%      7      1,742,340     0.29      6.675      722        248,906   43.62      66.50     57.93      35.76
 50.01 -  60.00%     38     14,240,397     2.35      6.284      701        374,747   56.71      66.36     53.41      72.85
 60.01 -  70.00%    120     48,528,705     8.00      6.228      700        404,406   67.17      74.91     49.10      70.33
 70.01 -  80.00%  1,907    522,968,508    86.20      6.273      710        274,236   79.16      89.77     36.12      68.78
 80.01 -  85.00%      3        582,725     0.10      6.540      665        194,242   85.00      85.00     16.03      72.01
 85.01 -  90.00%     55     11,877,873     1.96      6.833      705        215,961   89.81      89.81     30.06      65.06
 90.01 -  95.00%     19      4,872,627     0.80      6.633      703        256,454   94.88      94.88     15.18     100.00
 95.01 - 100.00%      1        154,828     0.03      6.625      710        154,828   95.83      95.83      0.00       0.00
---------------- ------- ------------ ----------- ---------- --------- ----------- ---------- ---------  ---------- ---------
 Total:           2,161   $606,691,708   100.00%     6.284%     709       $280,746   77.79%     87.86%    37.21%     69.06%
================ ======= ============ =========== ========== ========= =========== ========== =========  ========== =========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Document Type

                                            Pct.
                                            Of
                                            Pool       Weighted   Weighted           Weighted  Weighted
                       Number               By         Avg.       Avg.     Avg.      Avg.      Avg.      Pct.      Pct.
                       Of      Principal    Principal  Gross      Current  Principal Original  Combined  Full      Owner
    Document Type      Loans   Balance       Balance   Coupon     FICO     Balance   LTV       LTV       Doc      Occupied
--------------------- ------  ------------- ---------- ---------- -------- --------- --------- --------- -------- ---------
 Full/Alt Doc            722  $225,747,293     37.21%   6.104%     710     $312,669  77.09%    87.01%  100.00%     66.83%
 NO DOC/NINA/NO RATIO     76    19,894,446      3.28    6.746      715      261,769  77.78     80.57     0.00      97.39
 Stated Doc            1,363   361,049,969     59.51    6.371      708      264,894  78.23     88.79     0.00      68.89
--------------------- ------  ------------- ---------- ---------- -------- --------- --------- --------- -------- ---------
 Total:                2,161  $606,691,708    100.00%   6.284%     709     $280,746  77.79%    87.86%   37.21%     69.06%
===================== ======  ============= ========== ========== ======== ========= ========= ========= ======== =========

                          Distribution by Loan Purpose

                                       Pct.
                                       Of
                                       Pool       Weighted  Weighted              Weighted  Weighted
                Number                 By         Avg.      Avg.       Avg.       Avg.      Avg.       Pct.       Pct.
    Loan        Of         Principal   Principal  Gross     Current    Principal  Original  Combined   Full       Owner
   Purpose       Loans     Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc      Occupied
------------- --------- ------------- ---------- --------- --------- ----------- ---------- --------- --------- -----------
 Cashout Refi   399      $127,116,816   20.95%     6.253%    692       $318,589    75.40%    79.70%     35.63%     82.49%
 Purchase     1,493       411,802,729   67.88      6.297     718        275,822    78.95     90.56      38.73      62.77
 Rate/Term
 Refi           269        67,772,163   11.17      6.266     686        251,941    75.19     86.76      30.90      82.09
------------- --------- ------------- ---------- --------- --------- ----------- ---------- --------- --------- -----------
 Total:       2,161      $606,691,708  100.00%     6.284%    709       $280,746    77.79%    87.86%     37.21%     69.06%
============= ========= ============= ========== ========= ========= =========== ========== ========= ========= ===========


                        Distribution by Occupancy Status

                                        Pct.
                                        Of
                                        Pool      Weighted   Weighted             Weighted   Weighted
                  Number                By        Avg.       Avg.       Avg.      Avg.       Avg.       Pct.       Pct.
  Occupancy       Of        Principal   Principal Gross      Current    Principal Original   Combined   Full       Owner
    Status        Loans     Balance     Balance   Coupon      FICO      Balance     LTV       LTV        Doc      Occupied
-------------- -------- -------------- ---------- --------- --------- ---------- --------- ---------- -------- ------------
 Non Owner         903   $167,736,280   27.65%    6.682%     720       $185,754   78.22%     87.36%    38.34%     0.00%
 Owner Occupied  1,196    418,976,498   69.06     6.129      704        350,315   77.70      88.31     36.01    100.00
 Second Home        62     19,978,930    3.29     6.182      715        322,241   76.00      82.55     52.87      0.00
 Total:          2,161   $606,691,708  100.00%    6.284%     709       $280,746   77.79%     87.86%    37.21%    69.06%
-------------- -------- -------------- ---------- --------- --------- ---------- --------- ---------- -------- ------------

                          Distribution by Property Type

                                      Pct.
                                      Of
                                      Pool       Weighted  Weighted              Weighted   Weighted
               Number                 By         Avg.      Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
 Property      Of         Principal   Principal  Gross     Current    Principal  Original   Combined   Full       Owner
    Type        Loans     Balance     Balance    Coupon     FICO      Balance      LTV        LTV        Doc      Occupied
------------ --------- ------------- ---------- --------- --------- ----------- ---------- ---------- --------- -----------
 2-4 Family    214      $62,628,485    10.32%     6.788%    712       $292,656    79.22%     87.65%     21.64%     46.21%
 Condo         288       68,574,826    11.30      6.264     714        238,107    78.99      89.09      38.26      63.56
 Co-op           1          180,000     0.03      6.875     658        180,000    80.00      80.00       0.00     100.00
 Pud           522      142,337,679    23.46      6.207     711        272,678    78.43      89.12      44.16      65.28
 Single
 Family      1,136      332,970,718    54.88      6.226     707        293,108    77.00      87.11      36.97      76.09
------------ --------- ------------- ---------- --------- --------- ----------- ---------- ---------- --------- -----------
 Total:      2,161     $606,691,708   100.00%     6.284%    709       $280,746    77.79%     87.86%     37.21%     69.06%
============ ========= ============= ========== ========= ========= =========== ========== ========== ========= ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                        Pct.
                                        Of                                       l
                                        Pool       Weighted   Weighted             Weighted   Weighted
                Number                  By         Avg.       Avg.       Avg.        Avg.       Avg.       Pct.       Pct.
                Of        Principal     Principal  Gross      Current    Principa  Original   Combined     Full      Owner
   State        Loans     Balance       Balance    Coupon      FICO      Balance     LTV        LTV        Doc      Occupied
-------------- ------- --------------- ----------- --------- --------- ----------- ---------- ---------- -------- -----------
 CA - Southern  313      $134,968,552   22.25%      6.129%     707       $431,209   76.89%     86.95%     46.77%     79.66%
 CA - Northern  268       114,762,752   18.92       6.135      712        428,219   77.66      89.04      36.36      84.78
 FL             181        41,320,376    6.81       6.460      712        228,289   78.75      88.15      43.60      40.28
 AZ             158        29,347,907    4.84       6.294      719        185,746   79.54      90.38      47.13      38.24
 NV             112        28,649,843    4.72       6.108      708        255,802   78.63      87.28      29.66      56.40
 IL             108        25,910,006    4.27       6.368      699        239,907   78.06      87.33      30.67      79.43
 VA              93        25,247,058    4.16       6.282      705        271,474   77.90      86.98      35.41      74.47
 NY              65        23,602,721    3.89       6.743      702        363,119   79.15      87.30      10.79      74.50
 WA              81        20,834,215    3.43       6.356      703        257,213   77.28      87.13      31.51      72.86
 MD              73        20,662,725    3.41       6.324      699        283,051   76.63      88.30      26.67      79.37
 Other          709       141,385,553   23.30       6.427      711        199,415   77.89      87.66      34.69      57.71
-------------- ------- --------------- ----------- --------- --------- ----------- ---------- ---------- -------- -----------
 Total:       2,161      $606,691,708  100.00%      6.284%     709       $280,746  77.79%     87.86%      37.21%     69.06%
============== ======= =============== =========== ========= ========= =========== ========== ========== ======== ===========

                            Distribution by Zip Code

                                     Pct.
                                     Of
                                     Pool       Weighted   Weighted              Weighted   Weighted
             Number                  By         Avg.         Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
             Of         Principal    Principal  Gross      Current    Principal  Original   Combined     Full      Owner
 Zip Code    Loans     Balance       Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
----------- --------- ------------- ---------- ---------- ---------- ----------- ---------- ---------- -------- ------------
 92660             3      $3,266,875   0.54%      6.032%     708     $1,088,958    71.25%     86.20%     74.69%     74.69%
 95030             2      3,242,500    0.53       5.806      757      1,621,250    67.83      72.08     100.00     100.00
 90266             3      2,915,000    0.48       5.735      743        971,667    68.45      71.93      76.67      74.79
 94538             8      2,788,600    0.46       6.224      690        348,575    76.80      85.04      15.92      81.79
 33160             5      2,545,370    0.42       6.134      714        509,074    79.50      85.57      67.10      78.32
 91913             4      2,468,648    0.41       5.872      722        617,162    79.76      90.95      49.85     100.00
 89139             8      2,455,585    0.40       6.075      705        306,948    79.49      90.17      17.23      68.98
 94112             5      2,413,800    0.40       6.405      753        482,760    74.85      93.33      16.57      65.23
 60614             4      2,277,800    0.38       5.673      688        569,450    71.96      78.12     100.00      91.97
 92656             4      2,205,200    0.36       6.279      732        551,300    79.93      95.60      41.54     100.00
 Other         2,115    580,112,330   95.62       6.296      708        274,285    77.94      88.02      36.27      68.40
----------- --------- ------------- ---------- ---------- ---------- ----------- ---------- ---------- -------- ------------
 Total:        2,161   $606,691,708  100.00%      6.284%     709       $280,746    77.79%     87.86%     37.21%     69.06%
=========== ========= ============= ========== ========== ========== =========== ========== ========== ======== ============

                  Distribution by Remaining Months to Maturity

                                     Pct.
                                     Of
 Remaining                           Pool       Weighted   Weighted              Weighted   Weighted
 Months       Number                 By         Avg.       Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
 To           Of         Principal   Principal  Gross      Current    Principal  Original   Combined   Full       Owner
 Maturity      Loans     Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
----------- --------- ------------- ---------- ---------- ---------- ----------- ---------- ---------- -------- ------------
 301 - 360    2,161    $606,691,708  100.00%    6.284%     709        $280,746   77.79%     87.86%     37.21%     69.06%
----------- --------- ------------- ---------- ---------- ---------- ----------- ---------- ---------- -------- ------------
 Total:       2,161    $606,691,708  100.00%    6.284%     709        $280,746   77.79%     87.86%     37.21%     69.06%
=========== ========= ============= ========== ========== ========== =========== ========== ========== ======== ============


                        Distribution by Amortization Type

                                       Pct.
                                       Of
                                       Pool      Weighted   Weighted              Weighted  Weighted
                Number                 By        Avg.       Avg.       Avg.       Avg.      Avg.       Pct.       Pct.
 Amortization   Of         Principal   Principal Gross      Current    Principal  Original  Combined   Full       Owner
    Type         Loans     Balance     Balance   Coupon      FICO      Balance     LTV        LTV        Doc      Occupied
----------- --------- ------------- ---------- ---------- ---------- ----------- ---------- ---------- -------- ------------
 10 YEAR ARM        9     $2,708,540    0.45%    6.972%       741       $300,949    78.22%    87.71%     25.67%     66.50%
 2 YEAR ARM        58     17,026,940    2.81     6.072        715        293,568    78.09     89.63       7.66      79.60
 3 YEAR ARM     1,571    418,499,230   68.98     6.326        708        266,390    78.17     88.70      26.02      65.72
 5 YEAR ARM       517    167,338,798   27.58     6.186        709        323,673    76.81     85.56      68.25      76.36
 7 YEAR ARM         6      1,118,200    0.18     6.769        704        186,367    74.61     89.17      56.91      71.29
----------- --------- -------------- ---------- ---------- ---------- ----------- ---------- ---------- -------- ------------
 Total:         2,161   $606,691,708  100.00%    6.284%       709       $280,746    77.79%    87.86%     37.21%     69.06%
=========== ========= ============== ========== ========== ========== =========== ========== ========== ======== ============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Prepayment Term Months

                                     Pct.
                                     Of
                                     Pool       Weighted   Weighted              Weighted   Weighted
 Prepayment   Number                 By         Avg.       Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
 Term         Of         Principal   Principal  Gross      Current    Principal  Original   Combined   Full       Owner
 Months       Loans      Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
----------- --------- ------------- ---------- ---------- ---------- ----------- ---------- ---------- -------- ------------
 0            1,452     $452,753,015   74.63%    6.278%     709       $311,813     77.50%     87.47%     39.10%     73.64%
 12              37       16,210,277    2.67     6.234      710        438,116     78.78      89.80      53.65      73.63
 24               1           24,182    0.00     7.375      678         24,182     63.68      90.00       0.00       0.00
 30               5        1,043,650    0.17     6.370      708        208,730     79.98      93.49       9.97      70.11
 36             635      128,209,904   21.13     6.317      708        201,905     78.81      89.17      27.94      53.93
 42              17        3,506,612    0.58     6.558      720        206,271     79.79      89.60      17.99      27.29
 60              14        4,944,068    0.81     5.923      700        353,148     72.70      80.47      70.21      57.07
----------- --------- ------------- ---------- ---------- ---------- ----------- ---------- ---------- -------- ------------
 Total:       2,161     $606,691,708  100.00%    6.284%     709       $280,746     77.79%     87.86%     37.21%     69.06%
=========== ========= ============= ========== ========== ========== =========== ========== ========== ======== ============


                          Distribution by Periodic Cap

                                     Pct.
                                     Of
                                     Pool       Weighted   Weighted              Weighted   Weighted
               Number                By          Avg.        Avg.       Avg.       Avg.       Avg.       Pct.      Pct.
 Periodic       Of       Principal   Principal  Gross      Current    Principal  Original   Combined     Full      Owner
    Cap        Loans     Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc     Occupied
------------- --------- ------------- --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 1.00 - 1.49%  1,894    $460,012,984   75.82%  6.375%       710        $242,879   78.54%     89.24%     19.99%    63.43%
 2.00 - 2.49%    267     146,678,724   24.18   6.000        704         549,359   75.43      83.53      91.22     86.71
------------  --------- ------------- --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:        2,161    $606,691,708  100.00%  6.284%       709        $280,746   77.79%     87.86%     37.21%    69.06%
============  ========= ============= ========= ========== ========== =========== ========== ========== ======== ===========


                      Distribution by Months to Rate Reset

                                     Pct.
                                     Of
                                     Pool       Weighted   Weighted              Weighted   Weighted
 Months       Number                 By         Avg.       Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
 To Rate      Of         Principal   Principal  Gross      Current    Principal  Original   Combined   Full       Owner
   Reset       Loans     Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
------------- -------- ------------- --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 21 - 30         65     $19,683,862     3.2    6.047%       713       $302,829    77.37%     88.46%      7.91%     78.18%
 31 - 40      1,564     415,842,307   68.54    6.329        709        265,884    78.21      88.75      26.13      65.70
 51 - 60        517     167,338,798   27.58    6.186        709        323,673    76.81      85.56      68.25      76.36
 81 - 90          6       1,118,200    0.18    6.769        704        186,367    74.61      89.17      56.91      71.29
 111 - 120        9       2,708,540    0.45    6.972        741        300,949    78.22      87.71      25.67      66.50
------------  --------- ------------- --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:       2,161    $606,691,708  100.00%   6.284%       709       $280,746    77.79%     87.86%     37.21%     69.06%
============  ========= ============= ========= ========== ========== =========== ========== ========== ======== ===========


                      Distribution by Maximum Lifetime Rate

                                       Pct.
                                       Of
                                       Pool       Weighted  Weighted               Weighted  Weighted
   Maximum      Number                 By          Avg.       Avg.         Avg.      Avg.      Avg.       Pct.       Pct.
  Lifetime      Of         Principal   Principal  Gross     Current     Principal  Original  Combined     Full       Owner
    Rate         Loans     Balance     Balance    Coupon     FICO        Balance     LTV        LTV       Doc      Occupied
--------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 9.50 - 9%          3     $1,531,128   0.25%      4.830%      696       $510,376    74.51%    82.31%    100.00%    100.00%
 10.00 - 10.49%    14      7,452,984   1.23       5.239       694        532,356    75.04     82.02      94.97      84.60
 10.50 - 10.99%   136     59,527,655   9.81       5.738       704        437,703    76.52     84.95      86.77      89.07
 11.00 - 11.49%   188     69,249,901  11.41       5.837       713        368,351    76.62     85.70      65.18      88.41
 11.50 - 11.99%   532    153,661,317  25.33       6.000       715        288,837    77.82     88.71      29.86      78.98
 12.00 - 12.49%   535    130,516,468  21.51       6.276       713        243,956    78.21     88.75      28.23      65.14
 12.50 - 12.99%   482    118,313,321  19.50       6.711       704        245,463    78.47     88.62      20.96      58.49
 13.00 - 13.49%   210     48,393,165   7.98       7.163       701        230,444    77.95     88.01      21.34      30.93
 13.50 - 13.99%    57     17,248,436   2.84       7.646       698        302,604    79.16     89.40      14.51      32.13
 14.00 - 14.49%     3        621,833   0.10       8.275       688        207,278    92.19     92.19       0.00     100.00
 14.50 - 14.99%     1        175,500   0.03       8.500       714        175,500    90.00     90.00       0.00     100.00
--------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:         2,161   $606,691,708  00.00%      6.284%      709        $280,746   77.79%    87.86%     37.21%     69.06%
=============== ======== ============ ========= ========== ========== =========== ========== ========== ======== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Minimum Lifetime Rate

                                        Pct.
                                        Of
                                        Pool       Weighted   Weighted              Weighted  Weighted
   Minimum      Number                  By           Avg.       Avg.       Avg.       Avg.      Avg.       Pct.       Pct.
  Lifetime       Of       Principal     Principal  Gross      Current    Principal  Original  Combined   Full       Owner
    Rate         Loans     Balance      Balance    Coupon      FICO      Balance     LTV        LTV        Doc      Occupied
--------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 1.99% & Below      1        $143,041    0.02%      5.875%      763     $143,041    80.00%    80.00%     0.00%      0.00%
 2.00 - 2.49%     706     282,514,535   46.57       5.978       713      400,162    76.95     88.05      56.29      92.29
 2.50 - 2.99%   1,446     321,095,676   52.93       6.548       706      222,058    78.46     87.71      20.23      48.46
 3.00 - 3.49%       7       2,384,955    0.39       6.508       702      340,708    83.54     84.57      73.86      88.06
 3.50 - 3.99%       1         553,500    0.09       8.750       666      553,500    90.00     90.00       0.00     100.00
--------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:         2,161    $606,691,708  100.00%      6.284%      709     $280,746    77.79%    87.86%     37.21%     69.06%
=============== ======== ============ ========= ========== ========== =========== ========== ========== ======== ===========


                             Distribution by Margin

                                     Pct.
                                     Of
                                     Pool       Weighted   Weighted              Weighted   Weighted
               Number                By           Avg.       Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
               Of        Principal   Principal  Gross      Current    Principal  Original   Combined     Full      Owner
  Margin       Loans     Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 2.00 - 2.49%    707    $282,792,935   46.61%    5.978%     713        $399,990    76.96%     88.06%     56.23%     92.29%
 2.50 - 2.99%  1,449     321,583,667   53.01     6.549      706         221,935    78.44      87.67      20.20      48.40
 3.00 - 3.49%      4       1,761,605    0.29     6.298      698         440,401    88.31      88.31     100.00     100.00
 3.50 - 3.99%      1         553,500    0.09     8.750      666         553,500    90.00      90.00       0.00     100.00
------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:        2,161    $606,691,708  100.00%    6.284%     709        $280,746    77.79%     87.86%     37.21%     69.06%
============= ======== ============ ========= ========== ========== =========== ========== ========== ======== ===========


                      Distribution by First Adjustment Cap

                                      Pct.
                                      Of
                                      Pool       Weighted   Weighted              Weighted   Weighted
   First        Number                 By         Avg.       Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
 Adjustment      Of       Principal   Principal  Gross      Current    Principal  Original   Combined   Full       Owner
    Cap         Loans     Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
-------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 1.51 -  2.00%    88     $46,929,789     7.74%    6.143%     703        $533,293    74.80%     82.22%     84.90%     79.88%
 2.51 - 3.00%     58      17,026,940     2.81     6.072      715         293,568    78.09      89.63       7.66      79.60
 4.51 - 5.00%  2,015     542,734,979    89.46     6.303      709         269,347    78.04      88.29      34.01      67.79
-------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:        2,161    $606,691,708   100.00%    6.284%     709        $280,746    77.79%     87.86%     37.21%     69.06%
============== ======== ============ ========= ========== ========== =========== ========== ========== ======== ===========


                      Distribution by Periodic Lifetime Cap

                                     Pct.
                                     Of
                                     Pool      Weighted   Weighted               Weighted   Weighted
 Periodic     Number                 By          Avg.       Avg.        Avg.       Avg.       Avg.      Pct.       Pct.
 Lifetime     Of         Principal   Principal  Gross      Current    Principal  Original   Combined    Full       Owner
    Cap        Loans     Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
-------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 4.51 - 5.00%    538  $172,379,249   28.41%      6.205%      710      $320,408    76.86%     85.65%     67.39%     75.76%
 5.51 - 6.00%  1,621   434,045,509   71.54       6.316       709       267,764    78.16      88.74      25.25      66.44
 6.01 - 6.50%      1       126,950    0.02       5.875       747       126,950    79.99      79.99       0.00       0.00
 6.51 - 7.00%      1       140,000    0.02       6.000       693       140,000    80.00      90.00       0.00       0.00
-------------- -------- ------------ --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:        2,161  $606,691,708  100.00%      6.284%      709      $280,746    77.79%     87.86%     37.21%     69.06%
============== ======== ============ ========= ========== ========== =========== ========== ========== ======== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Interest Only Loans

                                     Pct.
 Distribution                        Of
    by                               Pool       Weighted   Weighted              Weighted   Weighted
 Interest     Number                 By           Avg.       Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
   Only        Of       Principal    Principal  Gross      Current    Principal  Original   Combined     Full      Owner
  Loans       Loans      Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
------------ -------- -------------- --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 N              267     $63,731,411    10.50%     6.305%     700        $238,694    76.95%     83.22%     34.39%     66.70%
 Y            1,894     542,960,297    89.50      6.282      710         286,674    77.89      88.40      37.54      69.34
------------ -------- -------------- --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:       2,161    $606,691,708   100.00%     6.284%     709        $280,746    77.79%     87.86%     37.21%     69.06%
============ ======== ============== ========= ========== ========== =========== ========== ========== ======== ===========


                       Distribution by Interest Only Term

                                     Pct.
                                     Of
 Distribution                        Pool       Weighted   Weighted              Weighted   Weighted
    by         Number                 By         Avg.       Avg.       Avg.       Avg.       Avg.       Pct.       Pct.
 Interest        Of      Principal   Principal  Gross      Current    Principal  Original   Combined   Full       Owner
 Only Term     Loans     Balance     Balance    Coupon      FICO      Balance      LTV        LTV        Doc      Occupied
------------ -------- -------------- --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 0              267     $63,731,411   10.50%     6.305%     700        $238,694    76.95%     83.22%     34.39%     66.70%
 36             196      71,589,111   11.80      6.080      707         365,251    76.70      86.01      58.18      68.02
 60             205      97,529,772   16.08      5.995      708         475,755    76.59      85.47      89.42      85.77
 120          1,493     373,841,414   61.62      6.395      711         250,396    78.45      89.62      20.05      65.30
------------ -------- -------------- --------- ---------- ---------- ----------- ---------- ---------- -------- -----------
 Total:       2,161    $606,691,708  100.00%     6.284%     709        $280,746    77.79%     87.86%     37.21%     69.06%
============ ======== ============== ========= ========== ========== =========== ========== ========== ======== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

              Appendix A


              This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $593,851,000, a term of 46 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%. The Interest Rate Corridor notional amount will be the lesser of
              (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.

              The Interest Rate Corridor Notional Amount Amortization Schedule
              ----------------------------------------------------------------


                                                                        Interest Rate
 Distribution Period                                                      Corridor
       (months)          Distribution Date      Strike Rate (%)      Notional Amount ($)
 -------------------     -----------------      ---------------      -------------------
          1                  25-Jul-05              7.02959            593,851,000.00
          2                  25-Aug-05              5.89753            576,122,894.02
          3                  25-Sep-05              5.89937            558,910,902.13
          4                  25-Oct-05              6.09798            542,204,355.88
          5                  25-Nov-05              5.90323            525,988,419.55
          6                  25-Dec-05              6.10209            510,248,692.68
          7                  25-Jan-06              5.90734            494,971,197.33
          8                  25-Feb-06              5.90949            480,142,365.71
          9                  25-Mar-06              6.54511            465,749,028.09
          10                 25-Apr-06              5.91400            451,778,401.18
          11                 25-May-06              6.11357            438,218,076.75
          12                 25-Jun-06              5.91879            425,056,010.67
          13                 25-Jul-06              6.11868            412,280,512.22
          14                 25-Aug-06              5.92390            399,880,233.69
          15                 25-Sep-06              5.92658            387,844,160.36
          16                 25-Oct-06              6.12698            376,161,600.71
          17                 25-Nov-06              5.93219            364,822,176.96
          18                 25-Dec-06              6.13296            353,815,815.83
          19                 25-Jan-07              5.93816            343,132,739.64
          20                 25-Feb-07              5.94129            332,763,457.65
          21                 25-Mar-07              6.58143            322,698,757.59
          22                 25-Apr-07              5.94785            312,929,697.55
          23                 25-May-07              6.15011            303,447,598.00
          24                 25-Jun-07              6.03904            294,244,034.14
          25                 25-Jul-07              6.24423            285,311,156.53
          26                 25-Aug-07              6.04668            276,640,680.88
          27                 25-Sep-07              6.05068            268,224,903.30
          28                 25-Oct-07              6.25664            260,056,346.01
          29                 25-Nov-07              6.05923            252,127,750.64
          30                 25-Dec-07              6.29481            244,432,071.88
          31                 25-Jan-08              6.09634            236,962,538.09
          32                 25-Feb-08              6.25977            229,712,440.77
          33                 25-Mar-08              6.76674            222,671,573.79
          34                 25-Apr-08              6.36748            215,836,330.63
          35                 25-May-08              9.67685            209,201,311.98
          36                 25-Jun-08              9.41499            202,758,390.14
          37                 25-Jul-08              9.73969            196,504,132.37
          38                 25-Aug-08              9.34737            193,686,763.91
          39                 25-Sep-08              9.35993            187,984,014.84
          40                 25-Oct-08              9.67834            182,449,159.89
          41                 25-Nov-08              9.92832            177,077,154.29
          42                 25-Dec-08              10.28843                0.00
          43                 25-Jan-09              9.95935            166,803,955.02


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                        Interest Rate
 Distribution Period                                                      Corridor
       (months)          Distribution Date      Strike Rate (%)      Notional Amount ($)
 -------------------     -----------------      ---------------      -------------------
          44                 25-Feb-09              9.96231            161,892,793.50
          45                 25-Mar-09              11.03302                0.00
          46                 25-Apr-09              9.96838            152,499,455.85


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-8 -- New Issue Announcement (external)
GS Lead Manager & Sole Bookrunner
$593.851 approx

Class S&P/Moodys  Size(mm) Clt.Grp  Cr.Spt  AvL   Prin.Wndw   Guidance
 A-1  AAA/Aaa     332.054   ALL      9.10  1.00   07/05-09/07 1mL+9a
 A-2  AAA/Aaa     100.697   ALL      9.10  3.00   09/07-07/09 1mL+22a
 A-3  AAA/Aaa     115.840   ALL      9.10  5.65   07/09-11/11 1mL+37a
 M-1   AA/Aa2      20.217   ALL      5.75  4.45   09/08-11/11 1mL+46a
 M-2   AA/Aa3       4.828   ALL      4.95  4.41   08/08-11/11 1mL+49a
 M-3   A+/A2        7.845   ALL      3.65  4.41   08/08-11/11 1mL+65a
 M-4    A/A3        3.319   ALL      3.10  4.41   08/08-11/11 1mL+70a
 B-1   A-/Baa1      3.017   ALL      2.60  4.38   07/08-11/11 1mL+120a
 B-2 BBB+/Baa2      3.017   ALL      2.10  4.34   07/08-11/11 1mL+130a
 B-3  BBB/Baa3      3.017   ALL      1.60  4.18   07/08-06/11 1mL+175a

Expected Deal Timing:
Intex Preprice - Dealname: GSAA0508 Password: XU62
Launch/Price - on or before June 17
Settle - June 29

Termsheet - Attached

Syndicate Contacts
N America: Bunty Bohra, Scott Wisenbaker & Tony Kim
Europe: Mitch Resnick & Tetsuya Ishikawa
Asia: Omar Chaudhary

Disclaimer:
This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.